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Exhibit 24.1
                               POWER OF ATTORNEY


      KNOW ALL BY THESE PRESENTS, that Chorus Communications Group, Ltd. a corporation organized under the laws of the State of Wisconsin (the "Corporation"), and the undersigned officers and directors of the Corporation, individually and in their respective capacities indicated below, hereby make, constitute and appoint Grant B. Spellmeyer its and their true and lawful attorneys with power of substitution, to execute, deliver and file in its or their behalf, and in each person's respective capacity or capacities as shown below, a Registration Statement on Form S-8 under the Securities Act of 1933, as amended, any and all documents in support of or supplemental to said registration statement and any and all amendments thereto with respect to the 500,000 shares of the Common Stock, no par value, reserved for issuance under the Corporation's Stock Incentive Plan; and the Corporation and each said person hereby grant to said attorney full power and authority to do and perform each and every act and thing whatsoever as said attorney may deem necessary or advisable to carry out the full intent of this power of attorney to the same extent and with the same effect as the Corporation or said persons might or could do personally in its or their capacity or capacities as aforesaid; and the Corporation and each of said persons hereby ratify, confirm and approve all acts and things that Grant B. Spellmeyer may do or cause to be done by virtue of this power of attorney and its signature or their signatures as the same may be signed by said attorney to said registration statement and any and all documents in support of or supplemental to said registration statement and any and all amendments thereto.

Dated as of the 15th day of May, 2000.


                               CHORUS COMMUNICATIONS GROUP, LTD.



Attest:                           By: /s/ DEAN W. VOEKS
                                  Dean W. Voeks
                                  President and Chief
                                  Executive Officer






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/s/DEAN W. VOEKS
Dean W. Voeks
Principal Executive Officer and
Director



/s/HOWARD G. HOPEMAN
Howard G. Hopeman
Principal Financial and Accounting
Officer



/s/CARRIE L. BENNETT-BARNDT
Carrie L. Bennett-Barndt
Director


/s/CHARLES MAULBETSCH
       Charles Maulbetsch
Director



/s/HAROLD L. (LEE) SWANSON
Harold L. (Lee) Swanson
Director



/s/DOUGLAS J. TIMMERMAN
Douglas J. Timmerman
Director